UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2025

BIOXYTRAN, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-35027	26-2797630
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

75 Second Ave, Suite 605, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 617-454-1199

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001	BIXT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 7, 2025, Anders Utter notified Bioxytran, Inc. (the “Company”) that he was resigning from the Company’s Board of Directors and as Chair of the Audit Committee, effective immediately.

In his resignation letter, Mr. Utter noted that he had recommended enhancements to the Company’s oversight framework, internal controls, and approval processes. These recommendations included strengthening segregation of duties, improving documentation of material contractual and financial approvals, and conducting legal review of a recently completed stock issuance. Mr. Utter stated that certain recommendations were not adopted or were interpreted differently than intended, and that he believed greater alignment on governance practices was needed. In response to these concerns, the Company has engaged an independent third-party financial expert to review its oversight, internal control, and approval processes. The expert will provide recommendations to the Board, and, if approved, assist in implementing the procedures.

Mr. Utter did not cite any disagreement relating to the Company’s financial statements, accounting practices, or disclosures in its SEC filings. Pursuant to SEC rules, the Company has provided Mr. Utter with a copy of this disclosure and offered him the opportunity to provide a letter stating whether he agrees with the Company’s description of his resignation. If received, the Company will file such letter by amendment to this Form 8-K.

The Board thanks Mr. Utter for his service and contributions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOXYTRAN, INC.

	By:	/s/ David Platt, Ph.D.
David Platt, Ph.D., its Chief Executive Officer

Date December 15, 2025